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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):          April 12, 1999


                            CASTLE ENERGY CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


                                    DELAWARE
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         (State or Other Jurisdiction of Incorporation or Organization)


         0-10990                                       76-0035225
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(Commission File Number)                  (I.R.S. Employer Identification No.)


One Radnor Corporate Center, Suite 250, 100 Matsonford Road, Radnor, PA   19087
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (610) 995-9400
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              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)


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             Castle Energy Corporation ("Company") submits the following information:

ITEM 2.  Acquisition or Disposition of Assets

         See Exhibit 2(i)

ITEM 7.  Financial Statements and Exhibits

         Historical financial statements concerning the assets to be acquired, pro forma consolidated financial statements and other exhibits will be submitted after the acquisition is actually consummated.





















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                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   CASTLE ENERGY CORPORATION


Date: April 19, 1999                               By: /s/ Richard E. Staedtler
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                                                      Richard E. Staedtler
                                                      Chief Financial Officer




























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